                                                                      EXHIBIT 99


                             N E W S R E L E A S E

                        CONTACT:         Peter D. Brown
                                         Assistant Treasurer, Investor Relations
                                         Venator Group, Inc.
                                         (212) 720-4254


                   VENATOR GROUP REPORTS THIRD QUARTER RESULTS
          - ADJUSTED EARNINGS PER SHARE INCREASED 54 PERCENT TO $0.20 -


NEW YORK, NY, November 16, 2000 - Venator Group, Inc. (NYSE: Z) today reported financial results for its third quarter ended October 28, 2000.

Third Quarter Results

Adjusted net income from operations increased to $27 million, or $0.20 per share, for the quarter ended October 28, 2000 compared with $17 million, or $0.13 per share, last year, an increase of 54 percent. There were no real estate gains included in adjusted net income per share in 2000 versus $0.02 per share in 1999.

Sales from adjusted operations for the 13 weeks ended October 28, 2000 were $1,132 million compared with $1,033 million in the year-earlier period, reflecting a comparable-store increase of 10.2 percent. Excluding the impact of foreign currency fluctuations, total sales for the 13-week period increased 11.7 percent. Adjusted operating profit for the third quarter of 2000 increased to $73 million from $47 million for the third quarter of 1999, representing an increase of 55 percent.

"Our efforts to re-energize the Global Athletic Group remain on track, with both athletic footwear and athletic apparel contributing to our strong sales increase," stated Dale W. Hilpert, Venator Group's Chairman and Chief Executive Officer. "Adjusted third quarter results also reflect continuing gross margin rate improvements which, as a percentage of sales, increased 260 basis points to
30.4 percent for the quarter. This improvement reflects both a higher margin rate from merchandise sold and improved leverage on occupancy and buying costs."

Year-to-Date Results

Adjusted net income from operations for the nine months ended October 28, 2000 increased to $62 million, or $0.45 per share, from $25 million, or $0.19 per share, last year. Included in adjusted net income were real estate gains and other income of $0.07 per share in 2000 and $0.16 per share in 1999.

For the 39 weeks ended October 28, 2000 sales from adjusted operations rose to $3,219 million compared with $2,904 million in the year-earlier period, reflecting a comparable-store increase of 11.3 percent. Adjusted operating profit for the first nine months of 2000 doubled to $170 million from $85 million for the comparable period of 1999.

Debt, net of cash, of $435 million was reduced by $323 million from the corresponding prior-year period. This reduction was the result of improved profitability, a focused capital expenditure program, and proceeds from the sale of non-core businesses and real estate.

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"The flow through to operating profit from increased sales continued to be strong in the third quarter and in line with results produced during the first two quarters of 2000," said Mr. Hilpert. "The strong momentum of our athletic business and improving industry trends positions us well for the fourth quarter and 2001. Therefore, we currently remain comfortable that we can earn adjusted earnings per share in the fourth quarter between $0.35 and $0.38 per share, within the range of current analysts' estimates. Additionally, our focus on generating positive cash flow has strengthened our financial position and is expected to provide greater flexibility for the future."

"During September, our Foot Locker Europe operation opened a new flagship store on Oxford Street in London," continued Mr. Hilpert. "Results to date from this 16,000 square foot store are very exciting, with initial sales that rival our New York flagship store on 34th Street."

The Company opened eight stores and remodeled/relocated 26 stores during the quarter. Additionally, the Company closed 37 stores, of which 17 were shuttered as a part of the 1999 Restructuring Program. The Company's capital expenditure program continues to track on schedule. At October 28, 2000 the Company operated 4,314 stores from ongoing operations in 14 countries in North America, Europe and Australia.

The Company is hosting a live conference call at 10:00 am (ET) on Thursday, November 16, 2000. This conference call may be accessed live from the Investor Relations section of the Venator Group website at HTTP://WWW.VENATORGROUP.COM. The conference call will be available for replay until 5:00 pm on Tuesday, November 21, 2000.

Results are presented on an adjusted basis to facilitate comparison. Adjusted comparisons exclude the operations and disposition of non-core businesses noted below and the operations of the accelerated store closings for all periods presented. The reported results for all operations are attached to this press release. Businesses disposed or held for disposal: Afterthoughts, San Francisco Music Box, Foot Locker Outlets, Colorado, Going To The Game, Randy River, Weekend Edition, Burger King franchises, Foot Locker Japan, Northern Getaway US and Northern Elements US. In the third quarter 2000, the Company decided not to dispose of its Team Edition operations. Accordingly, the as adjusted results of the Global Athletic Group have been restated for all periods to include their operations.


                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors including the effects of currency fluctuations, consumer preferences, economic conditions worldwide and other factors detailed in the Company's filings with the Securities and Exchange Commission. Any changes in such assumptions or factors could produce significantly different results.

                                    - MORE -

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                               VENATOR GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
               PERIODS ENDED OCTOBER 28, 2000 AND OCTOBER 30, 1999
                     (In millions, except per share amounts)

THE FOLLOWING ADJUSTED RESULTS EXCLUDE THE DISPOSITION AND OPERATIONS OF SEVERAL BUSINESSES, THE OPERATIONS OF THE ACCELERATED STORE CLOSINGS AND THE ASSOCIATED RESTRUCTURING CHARGES FOR ALL PERIODS PRESENTED:

                                                     ----------------------------------------------------------------------------
                                                                  13 Weeks                                 39 Weeks
                                                     --------------------------------         -----------------------------------
                                                        Adjusted              Adjusted             Adjusted              Adjusted
                                                          2000                  1999                 2000                  1999
                                                         -------              -------               -------               -------
Sales                                                    $ 1,132              $ 1,033               $ 3,219               $ 2,904
Cost of sales                                                788                  746                 2,267                 2,126
Selling, general and administrative                          250                  201                   722                   599
  expenses
Depreciation and amortization                                 40                   46                   121                   129
Interest expense, net                                          8                   17                    23                    45
Other income                                                --                     (5)                  (16)                  (36)
                                                         -------              -------               -------               -------
                                                           1,086                1,005                 3,117                 2,863
                                                         -------              -------               -------               -------
Income before income taxes                                    46                   28                   102                    41
Income tax expense                                            19                   11                    40                    16
                                                         -------              -------               -------               -------
Net income                                               $    27              $    17               $    62               $    25
                                                         =======              =======               =======               =======
Diluted earnings per share                               $  0.20              $  0.13               $  0.45               $  0.19
Weighted-average diluted shares outstanding                139.5                138.4                 139.0                 138.1

THE FOLLOWING ARE REPORTED RESULTS:

                                                                   13 Weeks                       39 Weeks
                                                           -----------------------        ------------------------
                                                           Reported       Reported        Reported        Reported
                                                             2000           1999            2000             1999
                                                            =======        =======         =======         =======
Sales                                                       $ 1,160        $ 1,178         $ 3,309         $ 3,320
Cost of sales                                                   804            848           2,334           2,430
Selling, general and administrative                             264            254             763             758
  expenses
Depreciation and amortization                                    40             47             121             138
Restructuring charge                                              4              3               4              55
Interest expense, net                                             8             17              23              45
Other income                                                   --               (5)            (16)            (36)
                                                            -------        -------         -------         -------
                                                              1,120          1,164           3,229           3,390
                                                            -------        -------         -------         -------
Income (loss) from continuing operations before income
  taxes                                                          40             14              80             (70)
Income tax expense (benefit)                                     15              6              31             (27)
                                                            -------        -------         -------         -------
Income (loss) from continuing operations                         25              8              49             (43)

Discontinued operations, net of income tax                     --             --              --                10
Cumulative effect of accounting change, net of income tax      --             --              --                 8

                                                            -------        -------         -------         -------
Net income (loss)                                           $    25        $     8         $    49         $   (25)
                                                            =======        =======         =======         =======

Diluted earnings per share:
Income (loss) from continuing operations                    $  0.18        $  0.06         $  0.35         $ (0.31)
Income from discontinued operations                            --             --              --              0.07

Cumulative effect of accounting change                         --             --              --              0.06
                                                            -------        -------         -------         -------
Net income (loss)                                           $  0.18        $  0.06         $  0.35         $ (0.18)
                                                            =======        =======         =======         =======
Weighted-average diluted shares outstanding                   139.5          138.4           139.0           137.1

                                    - MORE -

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                               VENATOR GROUP, INC.
                            SUPPLEMENTAL INFORMATION
                                   (UNAUDITED)
               PERIODS ENDED OCTOBER 28, 2000 AND OCTOBER 30, 1999
                                  (In millions)

                                   AS ADJUSTED

                                                        13 Weeks Ended                         39 Weeks Ended
                                                 ----------------------------           ----------------------------
                                                 Adjusted            Adjusted           Adjusted            Adjusted
                                                   2000                1999               2000                1999
                                                  -------             -------            -------             -------
ADJUSTED SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                                $   983             $   895            $ 2,827             $ 2,543
     Direct to Customers                               67                  53                171                 139
                                                  -------             -------            -------             -------
                                                    1,050                 948              2,998               2,682
  Northern Group                                       82                  85                221                 222
                                                  -------             -------            -------             -------
Total                                             $ 1,132             $ 1,033            $ 3,219             $ 2,904
                                                  =======             =======            =======             =======
ADJUSTED OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores                                 $    74             $    41            $   189             $    86
    Direct to Customers                                 3                --                   (5)                  3
                                                  -------             -------            -------             -------
                                                       77                  41                184                  89
  Northern Group                                       (4)                  6                (14)                 (4)
                                                  -------             -------            -------             -------
Total                                             $    73             $    47            $   170             $    85
                                                  =======             =======            =======             =======

                                   AS REPORTED

                                                13 Weeks Ended                        39 Weeks Ended
                                        ----------------------------            ----------------------------
                                        Reported            Reported            Reported            Reported
                                          2000                1999                2000                1999
                                         -------             -------             -------             -------
SALES BY SEGMENT:
  Global Athletic Group:
     Retail Stores                       $   988             $   948             $ 2,850             $ 2,686
     Direct to Customers                      67                  53                 171                 139
                                         -------             -------             -------             -------
                                           1,055               1,001               3,021               2,825
   Northern Group                             82                  97                 228                 252
   Other                                      23                  80                  60                 243
                                         -------             -------             -------             -------
Total                                    $ 1,160             $ 1,178             $ 3,309             $ 3,320
                                         =======             =======             =======             =======
OPERATING RESULTS BY SEGMENT:
  Global Athletic Group:
    Retail Stores (1)                    $    74             $    35             $   187             $    (7)
    Direct to Customers                        3                --                    (5)                  3
                                         -------             -------             -------             -------
                                              77                  35                 182                  (4)
   Northern Group(2)                          (4)                  1                 (20)                (21)
   Other(3)                                   (6)                 (4)                (19)                 (2)
                                         -------             -------             -------             -------
Total                                    $    67             $    32             $   143             $   (27)
                                         =======             =======             =======             =======

(1) 2000 39 week period includes restructuring charge reversal of $1 million. 1999 39 week period includes restructuring charge of $64 million.

(2)  2000 39 week period includes restructuring charge of $1 million.

(3) 2000 13 and 39 week periods include restructuring charges of $4 million and $9 million, respectively.
     Both 1999 periods include restructuring charge of $3 million.

                                    - MORE -


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                               VENATOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                  (In millions)

                                                            October 28,             October 30,
                                                               2000                    1999
                                                              ------                  ------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                     $   18                  $   63
Merchandise inventories                                          922                     863
Net assets of discontinued operations                              9                      85
Assets held for disposal                                          54                     179
Other current assets                                             126                     168
                                                              ------                  ------
                                                               1,129                   1,358

Property and equipment, net                                      740                     882
Deferred tax assets                                              312                     354
Other assets                                                     292                     249
                                                              ------                  ------
                                                              $2,473                  $2,843
                                                              ======                  ======


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt                                               $  140                  $  300
Accounts payable                                                 299                     354
Accrued liabilities                                              299                     324
Current portion of long-term debt and
  obligations under capital leases                                54                     208
                                                              ------                  ------
                                                                 792                   1,186

Long-term debt and obligations under capital
   leases                                                        259                     313
Other liabilities                                                263                     323
SHAREHOLDERS' EQUITY                                           1,159                   1,021
                                                              ------                  ------
                                                              $2,473                  $2,843
                                                              ======                  ======

                                    - XXXX -


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